Thornburg Core Growth Fund

Annual Report
September 30, 2001

Letter to shareholders

September 30, 2001

November 12, 2001


Dear Fellow Shareholder:

Two thirds of the decline in the equity market during the third calendar quarter of 2001 came prior to the September 11th tragedy. Valuations for many stocks had become very interesting by September 10th, as the market continued to slide. In the Core Growth Fund, we were getting increasingly aggressive on purchasing higher growth companies. September 11th then completely changed the financial landscape, as it changed so many aspects of the world as we know it. The previously attractive valuations looked less so in the changed environment, where geopolitical uncertainty compounded the grave economic uncertainly our nation had been facing all year.

Once the market opened, we faced one of the worst weeks in the history of Wall Street. While uncertainty, both the geopolitical and economic variety, continued to increase, equity valuations for many stocks were discounting a worst case scenario. We continued to buy the best companies on sale, and sold some which were closely tied to the economic cycle. The Nasdaq Composite Index fell over 30% in the quarter, bringing its year-to-date decline to -39%. The Core Growth Fund fell less precipitously, losing 22.5% in the quarter, and 34.7% for the period.

Exposure to software and technology has increased dramatically since the end of last quarter. This has been driven far more by the very attractive valuations of some great franchises than by an improvement in the underlying businesses. Siebel Systems has been repurchased into the portfolio, and other recent technology purchases include Mercury Interactive and Micromuse, Inc. Each of these companies is the clear market leader in their respective markets. We don't know where the economy is headed, but we believe that it will eventually recover, and that, at our purchase prices, we will earn solid returns. Valuations led us into an increased technology exposure, and now our fund is more representative (sector-wise) of a traditional growth fund. Our largest holdings are in technology and healthcare. From here, it is likely that we will reduce our technology exposure if prices rise, but businesses fail to improve.

We encourage you to learn more about your portfolio. Descriptions of each holding and links to company websites can be found by pointing your internet browser to www.thornburg.com, and clicking on "Funds." Thank you for investing in the Thornburg Core Growth Fund.

Regards,





Alexander M.V. Motola, CFA
Portfolio Manager


Statement of assets and liabilities

Thornburg Core Growth Fund

ASSETS
Investments at value (cost $9,268,618) .........................   $  8,252,191
Cash ...........................................................        278,558
Receivable for securities sold .................................        182,052
Receivable for fund shares sold ................................          5,132
Unrealized gain on forward exchange contracts (Note 6) .........         11,174
Dividends receivable ...........................................            324
Prepaid expenses and other assets ..............................         17,954
                  Total Assets .................................   $  8,747,385

LIABILITIES
Payable for securities purchased ...............................        177,175
Payable to investment adviser ..................................            906
Accounts payable and accrued expenses ..........................         16,128
                  Total Liabilities ............................        194,209

NET ASSETS .....................................................   $  8,553,176

NET ASSETS CONSIST OF:
         Net investment loss ...................................   $    (19,245)
         Net unrealized appreciation (depreciation) ............     (1,005,253)
         Accumulated net realized gain (loss) ..................     (2,185,837)
         Net capital paid in on shares of beneficial interest ..     11,763,511

                                                                   $  8,553,176
NET ASSET VALUE:
Class A Shares:
Net asset value and redemption price per share
($6,336,919 applicable to 812,444 shares of beneficial
interest outstanding - Note 4) .................................   $       7.80

Maximum sales charge, 4.50% of offering
price (4.70% of net asset value per share) .....................           0.37
Maximum Offering Price Per Share ...............................   $       8.17

Class C Shares:
Net asset value and offering price per share *
($2,216,257 applicable to 285,556 shares of beneficial
interest outstanding - Note 4) .................................   $       7.76

*Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. See notes to financial statements.

Statement of Operations

Thornburg Core Growth Fund

For the period from December 27, 2000 (commencement of operations) to September 30, 2001

INVESTMENT INCOME .........................................
Dividend income (net of foreign taxes withheld of $1,286)     $    23,118
Interest income ...........................................        10,102
                  Total Income ............................        33,220

EXPENSES
Investment advisory fees (Note 3) .........................        49,382
Administration fees (Note 3)
         Class A Shares ...................................         5,402
         Class C Shares ...................................         1,653
Distribution and service fees (Note 3)
         Class A Shares ...................................        10,803
         Class C Shares ...................................        13,223
Transfer agent fees
         Class A Shares ...................................        20,693
         Class C Shares ...................................        11,728
Registration & filing fees
         Class A Shares ...................................        11,110
         Class C Shares ...................................        11,110
Custodian fees ............................................        26,372
Professional fees .........................................         1,335
Accounting fees ...........................................         1,592
Trustee fees ..............................................            47
Other expenses ............................................        15,055
                  Total Expenses ..........................       179,505

Less:
         Expenses reimbursed by investment adviser (Note 3)       (61,696)
         Fees waived (Note 3) .............................       (10,847)
         Expenses paid indirectly (Note 3) ................        (5,897)

                  Net Expenses ............................       101,065

                  Net Investment Loss .....................       (67,845)

REALIZED AND UNREALIZED GAIN (LOSS) - NOTE 5 Net realized (loss) on:
         Investments ......................................    (2,185,837)
         Foreign currency transactions ....................       (19,245)

                                                               (2,205,082)
Net change in unrealized appreciation (depreciation) on:
         Investments ......................................    (1,016,427)
         Foreign currency translation .....................        11,174
                                                               (1,005,253)
                  Net Realized and Unrealized
                  Gain (Loss) on Investments ..............    (3,210,335)

                  Net Increase (Decrease) in Net Assets Resulting
                  From Operations .........................   $(3,278,180)

See notes to financial statements.

Statements of changes in net assets

Thornburg Core Growth Fund

For the period from
December 27, 2000
(commencement of operations)
to September 30, 2001

INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment loss .........................................   $   (67,845)
Net realized gain (loss) on investments and foreign currency
 transactions                                                    (2,205,082)
Increase (Decrease) in unrealized appreciation (depreciation)
 on investments and
foreign currency translation ................................    (1,005,253)

                  Net Increase (Decrease) in Net Assets
                  Resulting from Operations .................    (3,278,180)

FUND SHARE TRANSACTIONS - (Note 4) ..........................
         Class A Shares                                           8,949,031
         Class C Shares .....................................     2,882,325
                  Net Increase in Net Assets ................     8,553,176

NET ASSETS: .................................................
         Beginning of period                                              0
         End of period ......................................   $ 8,553,176

See notes to financial statements ...........................

Notes to financial statements

Thornburg Core Growth Fund

September 30, 2001

Note 1 - Organization

Thornburg Core Growth Fund, hereinafter referred to as the "Fund," is a diversified series of Thornburg Investment Trust (the "Trust"). The Fund commenced operations on December 27, 2000. The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Trust is currently issuing eight series of shares of beneficial interest in addition to those of the Fund:
Thornburg Limited Term U.S. Government Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund, Thornburg Limited Term Income Fund, Thornburg Florida Intermediate Municipal Fund, Thornburg Value Fund, Thornburg Global Value Fund and Thornburg New York Intermediate Municipal Fund. Each series is considered to be a separate entity for financial reporting and tax purposes. The Fund seeks long-term capital appreciation by investing primarily in domestic equity securities selected for their growth potential.

The Fund currently offers two classes of shares of beneficial interest, Class A and Class C shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year, and bear both a service fee and a distribution fee, and (iii) the respective classes have different reinvestment privileges. Additionally, the Fund may allocate among its classes certain expenses, to the extent allowable, to specific classes including transfer agent fees, government registration fees, certain printing and postage costs, and administration and legal expenses. Currently, class specific expenses of the Fund are limited to service and distribution fees, administration fees and certain registration and transfer agent expenses.

Note 2 - Significant Accounting Policies Significant accounting policies of the Fund are as follows:

Valuation of Securities: In determining net asset value, investments are stated at value based on latest sales prices, normally at 4:00 pm EST reported on national securities exchanges on the last business day of the period. Investments for which no sale is reported are valued at the mean between bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. Short term obligations having remaining maturities of 60 days or less are valued at amortized cost which approximates market value.

Foreign Currency Translation: Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the translation date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Federal Income Taxes: It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income tax is required. Unutilized tax basis capital losses may be carried forward to offset realized gains in future years. To the extent such carryforwards are used, capital distributions may be reduced to the extent provided by regulations.

When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and not for the purpose of investment leverage or to speculate on market changes. At the time the Fund makes a commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of the Fund of an amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records on the trade date.

Dividends: Dividends to shareholders are generally paid quarterly and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the dividend payment date, or at the shareholder's option, paid in cash. Net realized capital gains, to the extent available, will be distributed at least annually. Distributions to shareholders are based on income tax regulations and therefore, their characteristics may differ for financial statement and tax purposes.

General: Securities transactions are accounted for on a trade date basis. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from the sale of securities are recorded on an identified cost basis. Net investment income, other than class specific expenses, and and realized and unrealized gains and losses, are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current share activity of the respective class). Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.

Use of Estimates: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory Fee And Other Transactions With Affiliates
Pursuant to an investment advisory agreement, Thornburg Investment Management, Inc. (the "Adviser") serves as the investment adviser and performs services to the Fund for which the fees are payable at the end of each month. For the period ended September 30, 2001, these fees were payable at annual rates ranging from 7/8 of 1% to 5/8 of 1% of the average daily net assets of the Fund depending on the Fund's asset size. The Fund also has an Administrative Services Agreement with the Adviser, whereby the Adviser will perform certain administrative services for the shareholders of each class of the Fund's shares, and for which fees will be payable at an annual rate of up to 1/8 of 1% of the average daily net assetsattributable to each class of shares. For the period ended September 30, 2001, the Adviser voluntarily reimbursed certain class specific expenses of $37,205 for Class A shares, and $24,491 for Class C shares.
The Fund has an underwriting agreement with Thornburg Securities Corporation (the "Distributor"), which acts as the Distributor of the Fund's shares. For the period ended September 30, 2001, the Distributor has advised the Fund that it earned commissions aggregating $11,026 from the sale of Class A shares of the Fund. Pursuant to a Service Plan under Rule 12b-1 of the Investment Company Act of 1940, the Fund may reimburse to the Adviser an amount not to exceed 1/4 of 1% per annum of its average net assets attributable to each class of shares of the Fund for payments made by the Adviser to securities dealers and other financial institutions to obtain various shareholder related services. The Adviser may pay out of its own resources additional expenses for distribution of the Fund's shares. For the year ended September 30, 2001, the Adviser waived service fees of $9,708 for Class A shares.
The Fund has also adopted Distribution Plans pursuant to Rule 12b-1, applicable only to the Fund's Class C shares, under which the Fund compensates the Distributor for services in promoting the sale of Class C shares of the Fund at an annual rate of up to 3/4 of 1% of the average daily net assets attributable to Class C shares. Total fees incurred by each class of shares of the Fund under its respective Service and Distribution Plans are set forth in the statement of operations. The amount waived for the year ended September 30, 2001 was $1,139 for Class C shares.
Included in the statement of operations under the caption custodian fees are expense offsets of $5,897 arising from credits on cash balances maintained on deposit. Certain officers and trustees of the Trust are also officers and/or directors of the Adviser and Distributor. The compensation of unaffiliated trustees is borne by the Trust.
At September 30, 2001, 29.5% of the Fund's shares were owned by the Adviser and other affiliates of the Fund.

Notes to financial statements . . . continued

Thornburg Core Growth Fund

Note 4 - Shares of Beneficial Interest
At September 30, 2001 there were an unlimited number of shares of beneficial interest authorized. Sales of Class A and Class C shares of the Core Growth Fund commenced December 27, 2000. Transactions in shares of beneficial interest were as follows:

                                                Period Ended September 30, 2001
                                                    Shares         Amount
Class A Shares
Shares Sold .................................       831,680    $ 9,126,063
Shares repurchased ..........................       (19,236)      (177,032)

Net Increase ................................       812,444    $ 8,949,031

Class C Shares
Shares sold .................................       311,387    $ 3,101,721
Shares repurchased ..........................       (25,831)      (219,396)

Net Increase ................................       285,556    $ 2,882,325

Notes to financial statements . . . continued

Thornburg Core Growth Fund

Note 5 - Securities Transactions
For the period ended September 30, 2001 the Fund had purchase and sale transactions of investment securities (excluding short-term investments) of $19,307,401 and $7,852,947, respectively. The cost of investments for Federal income tax purpose is $9,306,067 for the Fund.
At September 30, 2001, net unrealized depreciation of investments, based on cost for federal income tax purposes, was $1,053,876 resulting from $320,960 gross unrealized appreciation and $1,374,836 gross unrealized depreciation. At September 30, 2001, the Fund had deferred currency and capital losses occurring subsequent to October 31, 2000 of $2,156,458. For tax purposes, such losses will be reflected in the year ending September 30, 2002.

Note 6 - Financial Investments With Off-Balance Sheet Risk
During the period ended September 30, 2001, the Fund was a party to financial instruments with off-balance sheet risks, primarily currency forward exchange contracts. A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed upon future date. These contracts are purchased in order to minimize the risk to the Fund with respect to its foreign stock transactions from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign stock transactions. These instruments may involve market risks in excess of the amount recognized on the Statement of Assets and Liabilities. Such risks would arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency value and interest rates and contract positions that are not exact offsets.
These contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the dates of entry into the contract.

Financial highlights

Thornburg Core Growth Fund

Period Ended
September 30, 2001 (a)

Class A Shares:
  Per Share Performance
  (for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $      11.94

Income from investment operations:
    Net investment loss ..............................          (0.08)
    Net realized and unrealized
      gain (loss) on investments .....................          (4.06)

Total from investment operations .....................          (4.14)

Less dividends from:
    Net investment income ............................           --

Change in net asset value ............................          (4.14)

Net asset value, end of period .......................   $       7.80

Total return (b) .....................................         (34.67)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment loss ..............................         (1.02)% (c)
    Expenses, after expense reductions ...............           1.71% (c)
    Expenses, before expense reductions ..............           2.80% (c)

Portfolio turnover rate ..............................         126.15%
Net assets
at end of period (000) ...............................    $      6,337

(a)  Fund commenced operations on December 27, 2000
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.
+  Based on weighted average shares outstanding.

Financial highlights

Thornburg Core Growth Fund

Period Ended
September 30, 2001 (a)

Class C Shares:
Per Share Performance
(for a share outstanding throughout the period)+

Net asset value, beginning of period .................   $      11.94

Income from investment operations:
    Net investment loss ..............................          (0.13)
    Net realized and unrealized
      gain (loss) on investments .....................          (4.05)

Total from investment operations .....................          (4.18)

Less dividends from:
    Net investment income ............................            --

Change in net asset value ............................          (4.18)

Net asset value, end of period .......................   $       7.76

Total return (b) .....................................         (35.01)%

Ratios/Supplemental Data Ratios to average net assets:
    Net investment loss ..............................         (1.78%) (c)
    Expenses, after expense reductions ...............           2.49% (c)
    Expenses, before expense reductions ..............           4.43% (c)

Portfolio turnover rate ..............................         126.15%
Net assets
at end of period (000) ...............................   $      2,216

(a)  Fund commenced operations on December 27, 2000.
(b) Sales loads are not reflected in computing total return, which is not annualized for periods less than a year.
(c)  Annualized.
 + Based on weighted average shares outstanding.

SCHEDULE OF INVESTMENTS

Thornburg Core Growth Fund

September 30, 2001

Schedule of Investments
Thornburg Core Growth Fund
September 30, 2001    CUSIPS:  Class A - 885-215-582, Class C - 885-215-574
NASDAQ Symbols:  Class A - TCGAX proposed, Class C - TCGCX  proposed

COMMON STOCKS--86.30%
BANKS (2.80%)
Washington Mutual Inc.                              7,100         $ 273,208
BIOTECHNOLOGY (1.90%)
IDEC Pharmaceuticals Corp. +                        3,700           183,409
COMMERCIAL SERVICES (1.70%)
Copart Inc. +                                       6,000           168,060
DEFENSE (2.50%)
BAE Systems                                         50,000          243,310
ENERGY (2.30%)
Aquila Inc. +                                       10,200          222,360
FABRICATED METAL PRODUCTS (2.50%)
Shaw Group Inc. +                                   8,500           239,445
FINANCIAL SERVICES (2.70%)
Doral Financial Corp.                               6,600           256,080
FOOD & BEVERAGES (1.60%)
Grupo Continental SA                                125,000         151,109
HEALTHCARE FACILITIES (2.90%)
Tenet Healthcare Corp. +                            4,600           274,390
HEALTHCARE SERVICES (7.90%)
Cardinal Health Inc.                                3,300           244,035
Johnson & Johnson                                   4,500           249,300
Unitedhealth Group Inc.                             3,900           259,350
HOTELS & RESTAURANTS (2.40%)
Famous Daves America Inc. +                         24,000          228,000
INVESTMENT MANAGEMENT & BROKERAGE (1.50%)
Instinet Group Inc. +                               14,300          139,997
MEDICAL TECHNOLOGY (1.80%)
Possis Medical Inc. +                               14,700          171,997
MEDIA - ENTERTAINMENT (4.10%)
AOL Time Warner Inc. +                              11,750          388,925
OIL & GAS (5.00%)
Spinnaker Exploration Co. +                         5,000           176,900
XTO Energy Inc.                                     21,900          305,505
PHARMACEUTICALS (3.10%)
Duramed Pharmaceuticals Inc. +                      14,500          293,480
RETAIL (3.90%)
Christopher & Banks Corp. +                         8,000           240,880
Walmart De Mexico                                   65,000          135,904
TECHNOLOGY - SEMI CONDUCTORS & EQUIPMENT (2.00%)
Triquint Semiconductor Inc. +                       11,800          188,682
TECHNOLOGY - SOFTWARE & SERVICES (27.50%)
Actuate Corp. +                                     39,000          163,410
Advent Software, Inc. +                             6,700           252,255
Amdocs Ltd +                                        11,900          317,135
Bisys Group Inc. +                                  3,500           185,570
Efunds Corp. +                                      15,000          249,750
Intuit Com +                                        12,700          454,660
Mercury Interactive Corp. +                         11,000          209,440
Microsoft Corp. +                                   4,500           230,265
Siebel Systems Inc. +                               25,000          325,250
Verisign Inc. +                                     5,700           238,830
TELECOMMUNICATION EQUIPMENT (6.20%)
Nokia Corp.                                         15,000          234,750
Qualcomm Inc. +                                     7,500           356,550

TOTAL COMMON STOCKS (Cost $9,268,618)                             8,252,191


TOTAL INVESTMENTS   (Cost $9,268,618)*                          $ 8,252,191

See notes to financial statements.

         + Non-income producing See notes to financial statements.

report of independant accountants

Thornburg Core Growth Fund

To the Trustees and Shareholders of
Thornburg Investment Trust


In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thornburg Core Growth Fund series of Thornburg Investment Trust (the "Fund") at September 30, 2001, and the results of its operations, the changes in its net assets and the financial highlights for the period from December 27, 2000 (commencement of operations) to September 30, 2001, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP


New York, New York
November 8, 2001




Thornburg Core Growth Fund

Investment Manager
Thornburg Investment Management, Inc.
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

Principal Underwriter
Thornburg Securities Corporation
119 East Marcy Street
Santa Fe, New Mexico 87501
800.847.0200

www.thornburg.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information. Performance data quoted represent past performance and do not guarantee future results.